UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2011

Tech Data Corporation

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 Tech Data Drive Clearwater, Florida	33760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-539-7429

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 28, 2011, Tech Data Corporation (the “Company”) entered into a Master HP Partner Agreement (“Agreement”) with Hewlett-Packard Company (“HP”), which governs our global relationship with HP for the distribution and resale of HP products and services. The Agreement replaces our current series of regional distribution agreements with HP. Either party may terminate the Agreement without cause upon 30 days written notice.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Master HP Partner Agreement, dated as of July 28, 2011, by and between the Company and Hewlett-Packard Company, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation (Registrant)

August 3, 2011 (Date)	/s/ JEFFERY P. HOWELLS Jeffery P. Howells Executive Vice President & Chief Financial Officer Tech Data Corporation